UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 2, 2012

LVB ACQUISITION, INC.

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Senior Subordinated Notes Indenture and 6.500% Senior Subordinated Notes due 2020

On October 2, 2012, Biomet, Inc. (“Biomet”) issued $800 million aggregate principal amount of 6.500% Senior Subordinated Notes due 2020 (the “Senior Subordinated Notes”), which mature on October 1, 2020, pursuant to an indenture, dated as of October 2, 2012, among Biomet, all of Biomet’s existing wholly-owned domestic subsidiaries that guarantee Biomet’s obligations under its senior secured credit facilities (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Senior Subordinated Notes Indenture”). The Senior Subordinated Notes Indenture provides that the Senior Subordinated Notes are the general unsecured senior subordinated obligations of Biomet, and such obligations are subordinated in right of payment to the prior payment in cash in full of all existing and future senior indebtedness of Biomet. In addition, the Senior Subordinated Notes are unconditionally guaranteed by each of the Guarantors on a general unsecured senior subordinated basis, and each such guarantee is subordinated in right of payment to all existing and future senior indebtedness of such Guarantor. Biomet used or will use, as applicable, the net proceeds from the sale of the Senior Subordinated Notes, together with the proceeds of the concurrent offering of Additional Senior Notes (as defined below), cash on hand and other sources, to purchase any and all of its 10% Senior Notes due 2017 (the “Existing 10% Senior Notes”) and up to $800 million aggregate principal amount of its 11 5/8% Senior Subordinated Notes due 2017 (the “Existing Senior Subordinated Notes” and, together with the Existing 10% Senior Notes, the “Existing Notes”) in the Tender Offer (as defined below), including related fees and expenses, to redeem any Existing 10% Senior Notes not accepted for purchase in the Tender Offer and to redeem any Existing Senior Subordinated Notes not accepted for purchase in the Tender Offer.

Biomet will pay interest on the Senior Subordinated Notes at a rate of 6.500% per annum, semi-annually in arrears on April 1 and October 1, commencing on April 1, 2013.

Biomet may redeem some or all of the Senior Subordinated Notes at any time on or after October 1, 2015, at the redemption prices set forth in the Senior Subordinated Notes Indenture plus accrued and unpaid interest, if any, to the redemption date. Biomet may redeem the Senior Subordinated Notes prior to October 1, 2015 at a price equal to 100% of the principal amount of the Senior Subordinated Notes redeemed plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. In addition, Biomet may redeem up to 40% of the aggregate principal amount of the Senior Subordinated Notes using net proceeds from certain equity offerings completed prior to October 1, 2015 at a redemption price of 106.500% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the redemption date, subject to compliance with certain conditions.

The Senior Subordinated Notes Indenture contains covenants that limit Biomet’s and its restricted subsidiaries’ ability to, among other things: (i) incur additional indebtedness or issue certain preferred stock; (ii) pay dividends and make other restricted payments; (iii) make certain investments; (iv) sell assets; (v) create liens; (vi) merge or sell all or substantially all of its assets; (vii) enter into transactions with affiliates; and (viii) designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions, including during any period of time for which the Senior Subordinated Notes have received investment grade ratings from certain specified rating agencies and no default has occurred and is continuing. The Senior Subordinated Notes Indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Subordinated Notes to be due and payable immediately.

Senior Subordinated Notes Registration Rights Agreement

On October 2, 2012, Biomet and the Guarantors entered into a registration rights agreement for the Senior Subordinated Notes (the “Senior Subordinated Notes Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., ING Financial Markets LLC, Natixis Securities Americas LLC, RBC Capital Markets, LLC, SMBC Nikko Capital Markets Limited and UBS Securities LLC that provides holders of the Senior Subordinated Notes certain rights relating to registration of the Senior Subordinated Notes under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Senior Subordinated Notes Registration Rights Agreement, Biomet and the Guarantors will file an exchange offer registration statement with respect to a registered offer (the “Senior Subordinated Notes Exchange Offer”) to exchange the Senior Subordinated Notes for substantially identical notes (the “Senior Subordinated Exchange Notes”) and use commercially reasonable efforts to cause the exchange offer registration statement to become effective under the Securities Act. Upon the exchange offer registration statement being declared effective, Biomet and the Guarantors will use their commercially reasonable efforts to consummate the Senior Subordinated Notes Exchange Offer on or prior to the 360th day after the original issue date of the Senior Subordinated Notes, which was October 2, 2012. Under certain circumstances, in lieu of the Senior Subordinated Notes Exchange Offer, Biomet and the Guarantors have agreed to file a shelf registration statement covering resales of the Senior Subordinated Notes. If and for so long as (i) Biomet and the Guarantors have not exchanged the Senior Subordinated Exchange Notes for all Senior Subordinated Notes validly tendered in accordance with the terms of the Senior Subordinated Notes Exchange Offer or a shelf registration statement has not been declared effective on or prior to the 360th day after the original issue date of the Senior Subordinated Notes, which was August 8, 2012, or (ii) if applicable, a shelf registration statement has not been declared effective or such shelf registration statement ceases to be effective at any time during the required period (subject to certain exceptions) (each such event in clauses (i) and (ii), the “Senior Subordinated Notes Registration Default”), the annual interest rate borne by the Senior Subordinated Notes will be increased by 0.25% per annum during the 90-day period immediately following such Senior Subordinated Notes Registration Default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.00% per annum.

First Supplemental Indenture to the Senior Notes Indenture and Additional 6.500% Senior Notes due 2020

On October 2, 2012, Biomet issued $825 million aggregate principal amount of 6.500% Senior Notes due 2020 (the “Additional Senior Notes”), at an issue price of 105.000% plus accrued interest from August 8, 2012. The Additional Senior Notes are a follow-on issue to Biomet’s $1.0 billion aggregate principal amount of 6.500% Senior Notes due 2020 issued on August 8, 2012 (the “Initial Senior Notes” and, together with the Additional Senior Notes, the “Senior Notes”), and form a single class of debt securities with the Initial Senior Notes.

The Additional Senior Notes, which mature on August 1, 2020, were issued pursuant to an indenture, dated as of August 8, 2012 (the “Original Indenture”), among Biomet, Guarantors and Wells Fargo Bank, National Association, as trustee, as supplemented by the first supplemental indenture, dated as of October 2, 2012 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Senior Notes Indenture”). The Senior Notes Indenture provides that the Additional Senior Notes are the general unsecured senior obligations of Biomet, and are unconditionally guaranteed by each of the Guarantors on a general unsecured senior basis. Biomet used or will use, as applicable, the net proceeds from the sale of the Additional Senior Notes, together with the proceeds of the offering of Senior Subordinated Notes, cash on hand and other sources, to purchase any and all of its Existing 10% Senior Notes and up to $800 million aggregate principal amount of its Existing Senior Subordinated Notes in the Tender Offer, including related fees and expenses, to redeem any Existing 10% Senior Notes not accepted for purchase in the Tender Offer and to redeem any Existing Senior Subordinated Notes not accepted for purchase in the Tender Offer.

The Senior Notes Indenture provides that the Additional Senior Notes have terms identical to the Initial Senior Notes, other than the issue date and offering price, and will be fungible with, and vote together with the Initial Senior Notes as a single class immediately upon issuance. As of the date hereof, the aggregate principal amount of the outstanding Senior Notes under the Senior Notes Indenture is $1.825 billion.

Biomet will pay interest on the Additional Senior Notes at a rate of 6.500% per annum, semi-annually in arrears on February 1 and August 1, commencing on February 1, 2013.

Biomet may redeem some or all of the Additional Senior Notes at any time on or after August 1, 2015, at the redemption prices set forth in the Senior Notes Indenture plus accrued and unpaid interest, if any, to the redemption date. Biomet may redeem the Additional Senior Notes prior to August 1, 2015 at a price equal to 100% of the principal amount of the Additional Senior Notes redeemed plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. In addition, Biomet may redeem up to 35% of the aggregate principal amount of the Additional Senior Notes using net proceeds from certain equity offerings completed prior to August 1, 2015 at a redemption price of 106.500% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the redemption date, subject to compliance with certain conditions.

The Senior Notes Indenture contains covenants that limit Biomet’s and its restricted subsidiaries’ ability to, among other things: (i) incur additional indebtedness or issue certain preferred stock; (ii) pay dividends and make other restricted payments; (iii) make certain investments; (iv) sell assets; (v) create liens; (vi) merge or sell all or substantially all of its assets; (vii) enter into transactions with affiliates; and (viii) designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions, including during any period of time for which the Additional Senior Notes have received investment grade ratings from certain specified rating agencies and no default has occurred and is continuing. The Senior Notes Indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Additional Senior Notes to be due and payable immediately.

Additional Senior Notes Registration Rights Agreement

On October 2, 2012, Biomet and the Guarantors entered into a registration rights agreement for the Additional Senior Notes (the “Additional Senior Notes Registration Rights Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., ING Financial Markets LLC, Natixis Securities Americas LLC, RBC Capital Markets, LLC, SMBC Nikko Capital Markets Limited and UBS Securities LLC that provides holders of the Additional Senior Notes certain rights relating to registration of the Additional Senior Notes under the Securities Act.

Pursuant to the Additional Senior Notes Registration Rights Agreement, Biomet and the Guarantors will file an exchange offer registration statement with respect to a registered offer (the “Additional Senior Notes Exchange Offer”) to exchange the Additional Senior Notes for substantially identical notes (the “Additional Senior Exchange Notes”) and use commercially reasonable efforts to cause the exchange offer registration statement to become effective under the Securities Act. Upon the exchange offer registration statement being declared effective, Biomet and the Guarantors will use their commercially reasonable efforts to consummate the Additional Senior Notes Exchange Offer on or prior to the 360th day after the original issue date of the Initial Senior Notes, which was August 8, 2012. Under certain circumstances, in lieu of the Additional Senior Notes Exchange Offer, Biomet and the Guarantors have agreed to file a shelf registration statement covering resales of the Additional Senior Notes. If and for so long as (i) Biomet and the Guarantors have not exchanged the Additional Senior Exchange Notes for all Additional Senior Notes validly tendered in accordance with the terms of the Additional Senior Notes Exchange Offer or a shelf registration statement has not been declared effective on or prior to the 360th day after the original issue date of the Initial Senior Notes, which was August 8, 2012, or (ii) if applicable, a shelf registration statement has not been declared effective or such shelf registration statement ceases to be effective at any time during the required period (subject to certain exceptions) (each such event in clauses (i) and (ii), the “Additional Senior Notes Registration Default”), the annual interest rate borne by the Additional Senior Notes will be increased by 0.25% per annum during the 90-day period immediately following such Additional Senior Notes Registration Default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.00% per annum.

The foregoing summaries do not purport to be complete and are qualified in their entireties by reference to the Senior Subordinated Notes Indenture, the three global notes for the Senior Subordinated Notes, the Senior Subordinated Notes Registration Rights Agreement, the First Supplemental Indenture, the three global notes for the Additional Senior Notes and the Additional Senior Notes Registration Rights Agreement, attached hereto as Exhibit 4.1, Exhibit 4.1.1, Exhibit 4.1.2, Exhibit 4.1.3, Exhibit 4.2, Exhibit 4.2.1, Exhibit 4.2.2, Exhibit 4.2.3, Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to the Rights of Security Holders.

The information set forth under Item 1.01 above regarding the Additional Senior Notes and the First Supplemental Indenture is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On October 2, 2012, Biomet issued a press release announcing the completion of its previously announced offerings of $825 million aggregate principal amount of Additional Senior Notes and $800 million aggregate principal amount of Senior Subordinated Notes. A copy of the press release announcing the completion of these offerings is being furnished as Exhibit 99.1 and is incorporated by reference herein.

On October 2, 2012, Biomet also issued a press release announcing the early tender results of the previously announced cash tender offer (the “Tender Offer”) for any and all of its Existing 10% Senior Notes (CUSIP Nos. 090613AC4; 550785AA7; U55004AA0) and up to $800 million of its outstanding Existing Senior Subordinated Notes (CUSIP Nos. 090613AE0; 550785AE9; U55004AC6) and Biomet’s acceptance for purchase of all of the tendered Existing Notes. A copy of the press release announcing the early tender results and acceptance of the tendered Existing Notes is being furnished as Exhibit 99.2 and is incorporated by reference herein.

On October 2, 2012, Biomet announced that it was exercising its option to redeem all of the remaining principal amount of Existing 10% Senior Notes (CUSIP Nos. 090613AC4; 550785AA7; U55004AA0) outstanding as of November 1, 2012 for payment on such date at a redemption price equal to $1,050.00 for each $1,000 principal amount of Existing 10% Senior Notes redeemed, plus accrued but unpaid interest thereon to November 1, 2012. In addition, on October 2, 2012, Biomet announced that it was exercising its option to redeem all of the remaining principal amount of Existing Senior Subordinated Notes (CUSIP Nos. 090613AE0; 550785AE9; U55004AC6) outstanding as of November 1, 2012 for payment on such date at a redemption price equal to $1,058.13 for each $1,000 principal amount of Existing Senior Subordinated Notes redeemed, plus accrued but unpaid interest thereon to November 1, 2012.

Biomet is a wholly owned subsidiary of LVB Acquisition, Inc. (“LVB”). LVB has no other operations beyond its ownership of Biomet.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Senior Subordinated Notes Indenture, dated as of October 2, 2012, among Biomet, Inc., the Guarantors listed therein and Wells Fargo Bank, National Association, as Trustee.

4.1.1	Form of Rule 144A Global Note, Certificate No. A-1, 6.500% Senior Subordinated Notes due 2020.

4.1.2	Form of Rule 144A Global Note, Certificate No. A-2, 6.500% Senior Subordinated Notes due 2020.

4.1.3	Form of Regulation S Global Note, Certificate No. S-1, 6.500% Senior Subordinated Notes due 2020.

4.2	First Supplemental Senior Notes Indenture, dated as of October 2, 2012, among Biomet, Inc., the Guarantors listed therein and Wells Fargo Bank, National Association, as Trustee.

4.2.1	Form of Rule 144A Global Note, Certificate No. A-3, 6.500% Senior Notes due 2020.

4.2.2	Form of Rule 144A Global Note, Certificate No. A-4, 6.500% Senior Notes due 2020.

4.2.3	Form of Regulation S Global Note, Certificate No. S-2, 6.500% Senior Notes due 2020.

4.3	Registration Rights Agreement for the 6.500% Senior Subordinated Notes due 2020, dated as of October 2, 2012, Biomet, Inc., the Guarantors listed therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., ING Financial Markets LLC, Natixis Securities Americas LLC, RBC Capital Markets, LLC, SMBC Nikko Capital Markets Limited and UBS Securities LLC.

4.4	Registration Rights Agreement for the 6.500% Senior Notes due 2020, dated as of October 2, 2012, Biomet, Inc., the Guarantors listed therein, and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, HSBC Securities (USA) Inc., ING Financial Markets LLC, Natixis Securities Americas LLC, RBC Capital Markets, LLC, SMBC Nikko Capital Markets Limited and UBS Securities LLC.

99.1	Press Release issued October 2, 2012.

99.2	Press Release issued October 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

LVB ACQUISITION, INC.

Date: October 4, 2012	By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

BIOMET, INC.

	By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer